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                                                                    EXHIBIT 10.2


                               SECURITY AGREEMENT

         AGREEMENT dated as of December 23, 1997 among MEDAPHIS CORPORATION (with its successors, the "COMPANY"), each SUBSIDIARY GUARANTOR party hereto or which hereafter becomes a party hereto (with its successors, a "GRANTOR" and together with the Company, collectively, the "GRANTORS"), [MED FUNDING, INC.] (with its successors, "PURCHASER") on behalf of itself and as Collateral Agent (with its successors in such capacity, the "COLLATERAL AGENT") for the Secured Parties referred to below and, if it shall become a party hereto pursuant to
Section 21, [WACHOVIA BANK, N.A.] (with its successors, ["WACHOVIA"]).


                              W I T N E S S E T H :

       WHEREAS, the Company, the Subsidiary Guarantors and Purchaser are parties to a Note Purchase Agreement of even date herewith (as the same may be amended from time to time, the "NOTE PURCHASE AGREEMENT");

       WHEREAS, in order to induce Purchaser to enter into the Note Purchase Agreement and to purchase the Notes issued pursuant to the Note Purchase Agreement, each of the Subsidiary Guarantors has guaranteed, pursuant to the Note Purchase Agreement and subject to the limitations contained therein, all of the obligations of the Company under the Notes and the other Financing Documents (as defined in the Note Purchase Agreement); and

       WHEREAS, in order to induce Purchaser to enter into the Note Purchase Agreement and to purchase the Notes issued pursuant to the Note Purchase Agreement, each Grantor has agreed to grant a continuing security interest in and to all of its right, title and interest in and to the Collateral (as hereafter defined) to secure its obligations under the Financing Documents; and

         WHEREAS, [Wachovia] and its affiliates provide cash management services for the Company and its Subsidiaries, and each Grantor has agreed to grant a continuing security interest in and to all of its right, title and interest in and to the Collateral to secure its Cash Management Services Obligations (as defined in the Note Purchase Agreement), subject to the limitations contained herein, if Wachovia executes and delivers to the Collateral Agent a [Wachovia] Addendum (as defined herein);





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       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       SECTION 1. DEFINITIONS. Terms defined in the Note Purchase Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

       "ACCOUNTS" means all "ACCOUNTS" (as defined in the UCC) now owned or hereafter acquired by any Grantor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Grantor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account or contract right under the Uniform Commercial Code in effect in any jurisdiction) and all rights of any Grantor in, to and under all purchase orders for goods, services or other property, and all rights of any Grantor to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to any Grantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Grantor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

       "COLLATERAL" has the meaning set forth in Section 3.

       "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works based upon, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

       "COPYRIGHTS" means all of the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all intellectual property rights to works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, or of any State thereof that maintains any similar office or agency or of any other country or any political subdivision





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thereof, including, without limitation, those listed on Schedule 5 to the
Perfection Certificate for the Company or on Schedule 1 to any Copyright Security Agreement, (ii) all reissues, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

       "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement executed and delivered by a Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

       "DOCUMENTS" means all "DOCUMENTS" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by any Grantor.

       "EQUIPMENT" means all "EQUIPMENT" (as defined in the UCC) now owned or hereafter acquired by any Grantor wherever located, including without limitation all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory).

       "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Grantor, including, without limitation, (i) all obligations or indebtedness owing to any Grantor (other than Accounts) from whatever source arising, (ii) all Patents, Patent Licenses, Trademarks, Trademark Licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, Copyrights, Copyright Licenses, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and
(iv) all rights in respect of any pension plan or similar arrangement maintained for employees or any member of the ERISA Group.

       "INSTRUMENTS" means all "INSTRUMENTS", "CHATTEL PAPER" or "LETTERS OF CREDIT" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Grantor.

       "INVENTORY" means all "INVENTORY" (as defined in the UCC), now owned or hereafter acquired by any Grantor, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.




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       "PATENT LICENSE" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence.

       "PATENTS" means all of the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, of any State thereof that maintains any similar office or agency or of any other country or any political subdivision thereof, including, without limitation, those listed on Schedule 5 to the Perfection Certificate for the Company or on
Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

       "PATENT SECURITY AGREEMENT" means a Patent Security Agreement executed and delivered by a Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit B hereto, as the same may be amended from time to time.

       "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by an executive or senior vice president and the chief legal officer of the applicable Grantor.

       "PLEDGED ACCOUNT" has the meaning set forth in Section 5(a).

       "PLEDGED DEPOSIT AGREEMENT" means a Pledged Deposit Agreement among a bank with one or more Pledged Accounts, a Grantor as the depositor for such Pledged Accounts and the Collateral Agent, substantially in the form of Exhibit E.

       "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including without limitation all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in




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respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

       "SECURED OBLIGATIONS" means the obligations secured under this Agreement which include (a) all obligations in respect of principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company or any Subsidiary Guarantor) on any
Note issued pursuant to the Note Purchase Agreement, (b) all other amounts payable under the Note Purchase Agreement or any other Financing Documents, (c) only if [Wachovia] shall become a party hereto pursuant to Section 21, all Cash Management Services Obligations, limited, however, as to this clause (c) to a maximum aggregate amount of $3,000,000 and excluding from this clause (c) any amounts arising from any failure of [Wachovia] and/or any of its affiliates to comply in any material respect with the Guide to the Federal Reserve's Payments System Risk Policy as in effect from time to time and (d) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

       "SECURED PARTIES" means (i) Purchaser, all other Holders and the Collateral Agent and (ii) only if it shall become a party hereto pursuant to
Section 21, [Wachovia].

       "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

       "SUNTRUST CASH COLLATERAL ACCOUNT" means that account established or to be established with [SunTrust Bank, Atlanta], for the purpose of cash collateralizing a certain letter of credit in the amount of $2,500,000 securing a workers' compensation policy.

       "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Grantor, or pursuant to which any Grantor has granted to any other Person, any right to use any Trademark.

       "TRADEMARKS" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, including, without limitation, those listed on Schedule 5 to the Perfection Certificate for the Company or on Schedule 1 to any Trademark Security Agreement, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all trademark registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (iv) all extensions and renewals thereof, (v) all claims for, and rights to sue for, past, present or future infringements of any of the foregoing and (vi) all income, royalties, damages and




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payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

       "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement executed and delivered by a Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties substantially in the form of Exhibit C hereto, as the same may be amended from time to time.

       "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

       ["WACHOVIA"] means [Wachovia Bank, N.A.] and its successors.

       ["WACHOVIA] ADDENDUM" means an addendum to this Agreement duly executed by [Wachovia] and the Collateral Agent, substantially in the form of Exhibit F hereto.

       SECTION 2. REPRESENTATIONS AND WARRANTIES. The Grantors, jointly and severally, represent and warrant as follows:

              (a) Each Grantor owns each item of its Collateral, free and clear of any Liens other than the Permitted Liens.

              (b) To the best of each Grantor's knowledge, no Grantor has performed any acts which might prevent the Collateral Agent from enforcing any of the terms of this Agreement or which would limit the Collateral Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than a Grantor) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

              (c) The information set forth in the Perfection Certificate of each Grantor delivered to the Collateral Agent prior to the date of the Initial Takedown is correct and complete in all material respects and, as amended prior to January 15,




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       1998, is correct and complete in all respects. Not later than 30 days following the date of the Initial Takedown, the Company shall furnish to the Collateral Agent file search reports from each UCC filing office set forth in Schedule ? to the Perfection Certificate of each Grantor confirming the filing information set forth in such Schedule.

              (d) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations. Upon completion of the actions and filings described in Schedule 3.02 to the Note Purchase Agreement, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens. To the extent that the Federal laws of the United States apply to the perfection of security interests in Patents and Trademarks, when a Patent Security Agreement or a Trademark Security Agreement has been recorded with the United States Patent and Trademark Office on a date within three months after the date of such Patent Security Agreement or Trademark Security Agreement, as the case may be, the Security Interests shall constitute perfected Security Interests in all right, title and interest of the applicable Grantor in the Patents listed on Schedule 1 to such Patent Security Agreement or Trademarks listed on Schedule 1 to such Trademark Security Agreement, as the case may be, prior to all other Liens and rights of others therein except for Permitted Liens. To the extent that the Federal laws of the United States apply to the perfection of security interests in Copyrights, when a Copyright Security Agreement has been filed with the United States Copyright Office on a date within one month after the date of such Copyright Security Agreement, the Security Interests shall constitute perfected security interests in all right, title and interest of the applicable Grantor in the Copyrights listed on Schedule 1 to such Copyright Security Agreement, prior to all other Liens and rights of others therein except for Permitted Liens.

              (e) The Inventory and Equipment are insured in accordance with the requirements of the Note Purchase Agreement.

       SECTION 3. THE SECURITY INTERESTS. (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of any Grantor hereunder and under the Note Purchase Agreement, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and to all of such Grantor's right, title and interest in and to the following property of such Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COLLATERAL"):

              (i)    Accounts;


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             (ii)    Inventory;

            (iii)    General Intangibles;

             (iv)    Documents;

              (v)    Instruments;

             (vi)    Equipment;

            (vii) The Pledged Accounts, all cash deposited therein from time to time, the investments made pursuant to Section 5(d) and other monies and property of any kind of such Grantor in the possession or under the control of the Collateral Agent;

           (viii) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral;

             (ix) All proceeds, revenues, rights and benefits described in clause (iii) of any Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement; and

              (x) All Proceeds of all or any of the Collateral described in Clauses 3(a)(i) through 3(a)(ix) hereof;

provided that Collateral shall not include any such property to the extent, and solely to the extent, that (i) the grant of a security interest therein is prohibited by law or (ii) such property is a contract right and the grant of a security interest therein is expressly and validly prohibited by such contract.

       (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

       SECTION 4. FURTHER ASSURANCES; COVENANTS. (a) No Grantor will change its name, identity or corporate structure in any manner unless it shall have given the Collateral Agent not less than 10 Business Days' prior notice thereof. No Grantor will change (i) the location of its chief executive office or principal place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the



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Collateral Agent not less than 30 days' prior notice thereof. No Grantor shall in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected notwithstanding the filing of a financing statement or similar document.

       (b) Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Collateral Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Grantor hereby authorizes the Collateral Agent, and appoints the Collateral Agent as its true and lawful attorney (with full power of substitution, in the name of such Grantor or otherwise, for the sole use and benefit of the Secured Parties) to execute and file financing statements or continuation statements without such Grantor's signature appearing thereon. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

       (c) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the agents or processors of any Grantor, such Grantor shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

       (d) Each Grantor shall keep full and accurate books and records relating to its Collateral.

       (e) Each Grantor will immediately deliver and pledge each Instrument having a principal amount in excess of $1,000,000 to the Collateral Agent, appropriately endorsed to the Collateral Agent, provided that so long as no Event of Default shall have occurred and be continuing, such Grantor may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business and the Collateral Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any other Instrument pledged by such Grantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document).





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       (f)    Each Grantor shall use its commercially reasonable best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each of its Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, a Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with such Grantor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by a Grantor or any Secured Party, shall be borne by the Company.

       (g) Upon the occurrence and during the continuance of any Event of Default, upon request of the Collateral Agent, each Grantor will promptly notify (and each Grantor hereby authorizes the Collateral Agent so to notify) each of its account debtors in respect of any Account or Instrument that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

       (h) Except as permitted under the Note Purchase Agreement, without the prior written consent of the Collateral Agent, no Grantor will sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral.

       (i) Promptly upon the request of the Collateral Agent, each Grantor will cause the Collateral Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment. Each Grantor will deliver to the Collateral Agent, upon request of the Collateral Agent, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Collateral Agent, and provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days after receipt by the Collateral Agent of notice thereof.

       (j) Promptly upon the request of the Collateral Agent, each Grantor will provide to any Secured Party all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent or any other Secured Party to enforce the provisions of this Agreement.





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       (k)    Each Grantor shall notify the Collateral Agent promptly if it knows, or has reason to know, that any application or registration relating to any Copyright, Patent or Trademark that is material to the business and operations of the Grantors, taken as a whole, may become abandoned. In the event that any Grantor receives notice of or becomes aware that any right to a Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License that is material to the business and operations of the Grantors, taken as a whole, has been breached, infringed, misappropriated or diluted in any material respect by a third party, such Grantor shall notify the Collateral Agent promptly after it learns thereof and shall, unless such Grantor shall reasonably determine that any such action would be economically disadvantageous, promptly sue for breach, infringement, misappropriation or dilution and to recover any and all damages for such breach, infringement, misappropriation or dilution, and take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License. In no event shall any Grantor, either itself or through any agent, employee or licensee, file an application for the registration of any material Copyright with the United States Copyright Office or any material Patent or Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof, as soon as reasonably practicable but in no event later than 90 days after such filing it informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers the Collateral Agent may request to evidence the Security Interests in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby. Each Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

       (l) Each Grantor agrees that if any Subsidiary of the Company owes any Debt to such Grantor that is not pledged to the Collateral Agent under the Pledge Agreement, such Debt shall not be evidenced by a note or other instrument and shall constitute Collateral hereunder.

       (m) Each Grantor agrees that if will not enter into any contract that prohibits the granting of a security interest therein, except in the ordinary course of business, consistent with past practices.

       SECTION 5. PLEDGED ACCOUNTS. (a) By February 28, 1998, each Grantor shall cause the Collateral Agent to receive a duly executed Pledged Deposit Agreement from each of its banks covering all of its bank accounts (other than payroll, trust or similar accounts or the SunTrust Cash Collateral Account) on such date. If any Grantor hereafter establishes any bank accounts (other than payroll, trust or similar accounts or the SunTrust Cash Collateral Account), the Grantor shall enter into a Pledged Deposit




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Agreement with such bank (all bank accounts now existing or hereafter acquired
(other than payroll, trust or similar accounts or the SunTrust Cash Collateral Account), collectively, the "PLEDGED ACCOUNTS"). At all times after February 28, 1998, all cash Proceeds of such Grantor's Collateral shall be deposited into such Grantor's Pledged Accounts. No Grantor shall amend or terminate any of its Pledged Deposit Agreements without the prior written approval of the Collateral Agent. Any income received with respect to the balance from time to time standing to the credit of any Pledged Account, including any interest or capital gains on any investments thereof, shall remain, or be deposited, in such Pledged Account. All right, title and interest in and to the cash amounts on deposit from time to time in each Pledged Account, together with any investments thereof from time to time, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

       (b) Upon the occurrence and during the continuation of an Event of Default, each Grantor shall, upon the request of the Collateral Agent, instruct all account debtors and other Persons obligated in respect of any of its Accounts to make all payments in respect of such Accounts and shall use its best efforts to cause such account debtors and other Persons to remit all such payments, to the extent permitted by applicable law, directly to its Pledged Account (if paid by wire transfer), or to a post office box that is subject to a lockbox agreement for deposit into such Pledged Account. In addition to the foregoing, each Grantor agrees that if the proceeds of any Collateral hereunder (including any payments made in respect of Accounts) shall be received by it, such Grantor shall as promptly as possible deposit such proceeds into one or more of its Pledged Accounts. Until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Secured Parties and shall not be commingled with any other funds or property of such Grantor.

       (c) The balance from time to time standing to the credit of each Pledged Account shall, except upon the occurrence and during the continuation of an Event of Default, be distributed to the applicable Grantor in accordance with the provisions of its Pledged Deposit Agreement. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall, in its discretion, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of each Pledged Account in the manner specified in Section 9.

       (d) Amounts on deposit in each Pledged Account may be invested and reinvested from time to time in accordance with Section 6.12 of the Note Purchase Agreement; provided that if an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent in its discretion, each Grantor shall invest amounts on deposit in its Pledged Accounts only in investments for which all steps necessary or appropriate, in the reasonable judgment of the Collateral Agent, shall have been taken to provide the Agent, for the benefit of the Secured Parties, a perfected security interest therein.

       SECTION 6. GENERAL AUTHORITY. Each Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of any Grantor, the Collateral Agent or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time, in each case while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

              (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

              (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

              (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, including without limitation for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Copyright, Patent or Trademark or any action related thereto, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

              (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give each Grantor not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and each Grantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

       SECTION 7. REMEDIES UPON EVENT OF DEFAULT. (a) If any Event of Default has occurred and is continuing, the Collateral Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash in the Pledged Accounts and liquidate any investments thereof and apply such cash and the proceeds of such liquidation and any other cash held by it as Collateral in accordance with Section 9 and (ii) if there shall be no such cash or investments or if such cash and investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Grantor will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor which may be waived, and each Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 6 shall (A) in the case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

       (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Collateral Agent may (i) require any Grantor to, and each agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Grantor's books and records relating to the

Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by any Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by any Grantor. The Collateral Agent may also render any or all of the Collateral unusable at any Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

       (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

              (i) The Collateral Agent may license or sublicense, on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; provided that such terms and conditions do not result in a breach or default under any Copyright License, Patent License or Trademark License to which Grantor is a Party;

              (ii) The Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of any Grantor in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, and such Grantor hereby releases the Collateral Agent from, and agrees to hold the Collateral Agent free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto, except any such claim to the extent that it arises as the result of the gross negligence or willful misconduct of the Collateral Agent; and

              (iii) upon request by the Collateral Agent, each Grantor will execute and deliver to the Collateral Agent a further power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent, Trademark, Copyright License, Patent License or Trademark License. In the event of any such disposition pursuant to this Section, each Grantor shall supply to the Collateral Agent its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with the Patents, and copies of its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products.

       SECTION 8. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

       SECTION 9. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of any Grantor's Collateral any cash in the Pledged Accounts shall be applied by the Collateral Agent in the following order of priorities:

              FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent is to be reimbursed pursuant to Section 10.04 of the Note Purchase Agreement or Section 12 hereof and unpaid fees owing to the Collateral Agent under the Note Purchase Agreement;

              SECOND, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

              FINALLY, to payment to such Grantor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

       SECTION 10. CONCERNING THE COLLATERAL AGENT. (a) Each Secured Party irrevocably appoints and authorizes the Collateral Agent to enter into the Security Documents on its behalf, including any Security Documents that the Collateral Agent may hereafter enter into from time to time at the request of any Secured Party, and to take all such action as is provided to be taken by it as Collateral Agent hereunder and thereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein or therein (including the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Secured Parties or, in the absence of such instructions, in accordance with its discretion. Without limiting the effect of the foregoing, each Secured Party agrees that (i) the Collateral Agent may exercise or refrain from exercising any right, remedy or power granted by or in connection with any Security Document without notice to or assent by any Secured Party and (ii) no Secured Party shall have any right of action whatsoever against the Collateral Agent in connection with the Collateral Agent's acting or refraining from acting hereunder or under any other Security Documents in accordance with written instructions of the Secured Parties.

       (b) Purchaser shall have the same rights and powers under the Security Documents as any other Secured Party and may exercise or refrain from exercising the same as though it were not the Collateral Agent.

       (c) The Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

       (d) Neither the Collateral Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Security Documents in the absence of its own gross negligence or willful misconduct. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) the existence, genuineness or value of any of the Collateral or the validity, perfection, priority or enforceability of the Security Interests in any of the collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder or under any other Security Document; (ii) any statement, warranty or representation made in connection with the Note Purchase Agreement or any Security Document; (iii) the performance or observance of any of the covenants or agreements of any Grantor hereunder; or (iv) the validity, effectiveness, sufficiency or genuineness of any Security Document or any other instrument or writing furnished in connection therewith. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

       (e) Each Secured Party shall, ratably in accordance with the aggregate amount of Secured Obligations it holds, indemnify the Collateral Agent (to the extent not reimbursed by the Company) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Collateral Agent's gross negligence or willful misconduct) that the Collateral Agent may suffer or incur in connection with any Security Documents or any action taken or omitted by the Collateral Agent hereunder or thereunder.

       SECTION 11. APPOINTMENT OF CO-AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint a bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Collateral Agent with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 9).

       SECTION 12. EXPENSES. In the event that any Grantor fails to comply with the provisions of the Note Purchase Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished in any material respect or put at risk, the Collateral Agent may, but shall not be required to, effect such compliance on behalf of such Grantor, and the Company shall reimburse the Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral, or in respect of the sale or other disposition thereof shall be borne and paid by the Company; and if any Grantor fails to promptly pay any portion thereof when due, the Collateral Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Collateral Agent therefor on demand. All sums so paid or incurred by the Collateral Agent or any other Secured Party for any of the foregoing and any and all other sums for which any Grantor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs and a reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent) reasonably incurred by the Collateral Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at an annual rate equal to 3% plus the rate announced from time to time by The Bank of New York as its prime rate, be Secured Obligations hereunder.

       SECTION 13. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. Upon the repayment in full of all Secured Obligations and the termination of the Commitment under the Note Purchase Agreement, the Security Interests shall terminate and all rights of each Grantor to the Collateral shall revert to such Grantor. At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release any of the Collateral only with the prior written consent of the Majority Holders; provided that if any Grantor ceases to be a Subsidiary of the Company as may be permitted by the Note Purchase Agreement at such time and if at such time and after giving effect to such event no Default shall have occurred and be continuing, the Security Interests granted by such Grantor shall terminate; and provided further that if any Grantor sells or otherwise disposes of any Collateral as permitted by Section 6.15(b) of the Note Purchase Agreement at such time and if at such time and after giving effect to such event no Default shall have occurred and be continuing, the Security Interests in such Collateral granted by such Grantor shall terminate. Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Company, execute, deliver and return to the Grantors such documents and instruments as the Grantors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

       SECTION 14. NOTICES. All notices, communications and distributions hereunder shall be given in accordance with Section 10.01 of the Note Purchase Agreement. In the case of Wachovia, its address shall be as set forth on the Wachovia Addendum, or such other address as Wachovia may hereafter specify to the Company and the Collateral Agent for such purpose.

       SECTION 15. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any other Secured Party of any right under the Note Purchase Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Note Purchase Agreement are cumulative and are not exclusive of any other remedies provided by law.

       SECTION 16. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Grantors and their successors and assigns.

       SECTION 17. CHANGES IN WRITING. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Grantor affected thereby and the Collateral Agent.

       SECTION 18. NEW YORK LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

       SECTION 19. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

       SECTION 20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

       SECTION 21. [WACHOVIA] ADDENDUM. From and after the date when the Collateral Agent shall receive a duly executed [Wachovia] Addendum, (i) the Cash Management Obligations will become Secured Obligations hereunder, subject to the limitations contained herein, and (ii) Wachovia shall become a Secured Party hereunder, and shall thereupon become entitled to the benefits, and be bound by the obligations, under this Agreement as a Secured Party, including without limitation Section 10 hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  MEDAPHIS CORPORATION


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President


                                  SUBSIDIARY GUARANTORS

                                  ASSETCARE, INC.


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President

                                  AUTOMATION ATWORK


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President


                                  BSG ALLIANCE/IT, INC.


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President


                                  BSG CORPORATION


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President


                                  BSG GOVERNMENT SOLUTIONS, INC.
                                  (FORMERLY KNOWN AS RAPID SYSTEMS
                                  SOLUTIONS, INC.)


                                  By: /s/ Randolph L. M. Hutto
                                      ------------------------------------
                                      Name:  Randolph L. M. Hutto
                                      Title: Secretary


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President


                                  CONSORT TECHNOLOGIES, INC.


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President

                                  GOTTLIEB'S FINANCIAL SERVICES, INC.


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President



                                  HEALTH DATA SCIENCES CORPORATION


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President



                                  MEDAPHIS HEALTHCARE INFORMATION
                                  TECHNOLOGY COMPANY (F/K/A MEDAPHIS
                                  SYSTEMS CORPORATION)


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President



                                  MEDAPHIS PHYSICIAN SERVICES CORPORATION


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President



                                  MEDAPHIS SERVICES CORPORATION (F/K/A
                                  MEDAPHIS HOSPITAL SERVICES CORPORATION)


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President

                                  MEDICAL MANAGEMENT SCIENCES, INC.


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President



                                  NATIONAL HEALTHCARE
                                  TECHNOLOGIES, INC.


                                  By: /s/ Jerome H. Baglien
                                      ------------------------------------
                                      Name:  Jerome H. Baglien
                                      Title: Senior Vice President

                                  COLLATERAL AGENT

                                  [MED FUNDING, INC.], AS
                                  COLLATERAL AGENT


                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:

                                  EXHIBIT A TO
                               SECURITY AGREEMENT


                  PERFECTION CERTIFICATE FOR [NAME OF GRANTOR]


       The undersigned, [chief legal officer] and [executive] [senior] vice president, of [Name of Grantor], a [ ] corporation (the "COMPANY"), hereby certify as follows to [Med Funding, Inc.] ("PURCHASER"), with reference to the Security Agreement dated as of December ___, 1997 among the Company, the Subsidiary Guarantors party thereto (the Company and each Subsidiary Guarantor, a "GRANTOR") and Purchaser, as Collateral Agent (terms defined therein being used herein as therein defined):

       1. Names. (a) The exact corporate name of the Grantor, as it appears in its certificate of incorporation is as follows:

       [Name of Grantor]



       (b) Set forth below is each other corporate name the Grantor has had since its organization, together with the date of the relevant change:





       (c) The Grantor has not changed its identity or corporate structure in any way within the past five years except as described below:





       (d) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units at any time during the past five years:

       [Name of Grantor]

       2. Current Locations. (a) The chief executive office of the Grantor is located at the following address:

       Mailing Address           County                State



       (b) The following are all the locations where the Grantor maintains any books or records relating to any Accounts:

       Mailing Address           County                State



       (c) The following are all the places of business of the Grantor not identified above:

       Name          Mailing Address           County                  State



       (d) The following are all the locations where the Grantor maintains any Inventory not identified above:

       Name          Mailing Address           County                  State



       (e) The following are the names and addresses of all Persons other than the Grantor which have possession of any of the Grantor's Inventory:

       Name          Mailing Address           County                  State



       3. Prior Locations. (a) Set forth below is the information required by subparagraphs (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Grantor at any time during the past five years:

       (b) Set forth below is the information required by subparagraphs (d) and
(e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:





       4. Unusual Transactions. All Accounts have been originated by the Grantor and all Inventory and Equipment has been acquired by the Grantor in the ordinary course of its business.





       5. Patents, Trademarks, Copyrights. All patents, trademarks and copyrights owned by the Grantor as of the date hereof are listed on Schedule 5 to the Medaphis Corporation Perfection Certificate delivered to Purchaser concurrently herewith.

       IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of December, 1997.


                                     ---------------------------------
                                     Title:


                                     ---------------------------------
                                     Title:

                                  EXHIBIT B TO
                               SECURITY AGREEMENT


                            PATENT SECURITY AGREEMENT

               (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)


       WHEREAS, _______________, a [Delaware] corporation (herein referred to as "GRANTOR") owns the Patents (as defined in the Security Agreement referred to below) listed on Schedule 1 annexed hereto, and is a party to the Patent Licenses (as defined in the Security Agreement referred to below) identified in
Schedule 1 annexed hereto;

       WHEREAS, Grantor, the Subsidiary Guarantors party thereto and [Med Funding, Inc.] are parties to a Note Purchase Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties as may from time to time be parties thereto, the "NOTE PURCHASE AGREEMENT");

       WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "SECURITY AGREEMENT") among Grantor, [Med Funding, Inc.], as Collateral Agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, "GRANTEE") and certain other parties, Grantor has granted to Grantee for the benefit of such secured parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Patent Collateral (as defined herein) whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to Grantee, for the benefit of the Secured Parties (as defined in the Security Agreement), a continuing security interest in and to all of Grantor's right, title and interest in and to all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "PATENT COLLATERAL"):

              (i) each Patent (as defined in the Security Agreement) owned by Grantor (including each design patent and patent application), including, without limitation, each Patent (including each design patent and patent application) referred to in Schedule 1 annexed hereto;

              (ii) each Patent License (as defined in the Security Agreement) owned by Grantor, including, without limitation, each Patent License identified in Schedule 1 annexed hereto; and

              (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Patent (including any design patent), including, without limitation, any Patent referred to in Schedule 1 annexed hereto (including, without limitation, any such Patent issuing from any application referred to in
       Schedule 1 annexed hereto), and all rights and benefits of Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule 1 annexed hereto.

       Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Note Purchase Agreement) has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

       This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

       IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, 19__.


                                    [COMPANY]


                                     By:
                                           --------------------------
                                           Name:
                                           Title:




Acknowledged:

[MED FUNDING, INC.], as Collateral Agent


By:
      --------------------------
      Name:
      Title:

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )



       I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF COMPANY], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

       GIVEN under my hand and Notarial Seal this ___ day of _______________, 19__.

[Seal]



---------------------------------
Signature of notary public
My Commission expires
                      -----------

                                                                      SCHEDULE 1
                                                                       TO PATENT
                                                              SECURITY AGREEMENT


                                     PATENTS


A.       U.S. Patents and Design Patents


         Patent No.        Patent No.           Issue Date            Title







B.       U.S. Patent Applications

         Serial No.        Date Filed           Title







C.       Foreign Patents


         Patent No.        Patent No.           Issue Date            Title

                                 PATENT LICENSES


       Name of                      Parties                      Date of
      Agreement                Licensor/Licensee                Agreement
      ---------                -----------------                ---------

                                  EXHIBIT C TO
                               SECURITY AGREEMENT



                          TRADEMARK SECURITY AGREEMENT

                 (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                      APPLICATIONS AND TRADEMARK LICENSES)


       WHEREAS, _______________, a [Delaware] corporation (herein referred to as "GRANTOR"), owns the Trademarks (as defined in the Security Agreement referred to below) listed on Schedule 1 annexed hereto, and is a party to the Trademark Licenses (as defined in the Security Agreement referred to below) identified in
Schedule 1 annexed hereto;

       WHEREAS, Grantor, the Subsidiary Guarantors party thereto and [Med Funding, Inc.] are parties to a Note Purchase Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties, the "NOTE PURCHASE AGREEMENT");

       WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "SECURITY AGREEMENT") among Grantor, [Med Funding, Inc.], as Collateral Agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, "GRANTEE") and certain other parties, Grantor has granted to Grantee for the benefit of such secured parties a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Trademark Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to Grantee, for the benefit of the Secured Parties (as defined in the Security Agreement), a continuing security interest in and to all of Grantor's right, title and interest in and to all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "TRADEMARK COLLATERAL"):

              (i) each Trademark (as defined in the Security Agreement), including, without limitation, each Trademark registration and application referred to in Schedule 1 annexed hereto, and all of the goodwill of the business symbolized thereby or associated with each of them:

              (ii) each Trademark License (as defined in the Security Agreement), including, without limitation, each Trademark License identified in Schedule 1 annexed hereto; and

              (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark, including, without limitation, any Trademark referred to in
       Schedule 1 hereto, and all rights and benefits of Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule 1 hereto, or for injury to the goodwill associated with any of the foregoing.

       Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Note Purchase Agreement) has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

       This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

       IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of __________, 19__.


                                              [COMPANY]


                                              By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

Acknowledged:

[MED FUNDING, INC.], as Collateral Agent


By:
     ----------------------------
     Name:
     Title:

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )



       I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF COMPANY], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

       GIVEN under my hand and Notarial Seal this ___ day of _______________, 19__.

[Seal]



------------------------------------
Signature of notary public
My Commission expires
                      --------------

                                                                      SCHEDULE 1
                                                                    TO TRADEMARK
                                                              SECURITY AGREEMENT


                   U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS


A.       U.S. Trademarks and Trademark Registrations

         Reg. No.            Reg. Date           Mark






B.       U.S. Trademark Applications

         Serial No.          Date Filed          Mark




                               TRADEMARK LICENSES



             Name of              Parties                  Date of
            Agreement            Licensor/Licensee         Agreement
            ---------            -----------------         ---------

                                  EXHIBIT D TO
                               SECURITY AGREEMENT



                          COPYRIGHT SECURITY AGREEMENT

                 (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                      APPLICATIONS AND COPYRIGHT LICENSES)


       WHEREAS, _______________, a [Delaware] corporation (herein referred to as "GRANTOR") owns the Copyrights (as defined in the Security Agreement referred to below) listed on Schedule 1 annexed hereto, and is a party to the Copyright Licenses (as defined in the Security Agreement referred to below) identified in
Schedule 1 annexed hereto;

       WHEREAS, Grantor, the Subsidiary Guarantors party thereto and [Med Funding, Inc.] are parties to a Note Purchase Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties, the "NOTE PURCHASE AGREEMENT");

       WHEREAS, pursuant to the terms of the Security Agreement of even date herewith (as said Agreement may be amended and in effect from time to time, the "SECURITY AGREEMENT") among Grantor, [Med Funding, Inc.], as collateral agent for the secured parties referred to therein (in such capacity, together with its successors in such capacity, the "GRANTEE") and certain other parties, Grantor has granted to Grantee for the benefit of such secured parties a security interest in substantially all the assets of the Grantor, including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants to Grantee, for the benefit of the Secured Parties (as defined in the Security Agreement), a continuing security interest in and to all of Grantor's right, title and interest in and to all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COPYRIGHT COLLATERAL"):

              (i) each Copyright (as defined in the Security Agreement), including, without limitation, each Copyright registration and application referred to in Schedule 1 annexed hereto;

              (ii) each Copyright License (as defined in the Security Agreement), including, without limitation, each Copyright License identified in Schedule 1 annexed hereto; and

              (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright referred to in Schedule 1 annexed hereto, and all rights and benefits of Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule 1 annexed hereto.

       Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Note Purchase Agreement) has occurred and is continuing, to take with respect to the Copyright Collateral any and all appropriate action which Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

       This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

       IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of _______, 19__.


                                              [COMPANY]


                                              By:
                                                  -------------------------
                                                  Name:
                                                  Title:


Acknowledged:

[Med Funding, Inc]., as Collateral Agent


By:
     ---------------------------
     Name:
     Title:

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )



       I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF COMPANY], personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that
(s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

       GIVEN under my hand and Notarial Seal this ___ day of _______________, 19__.

[Seal]



------------------------------------
Signature of notary public
My Commission expires
                      --------------

                                                                      SCHEDULE 1
                                                                    TO COPYRIGHT
                                                              SECURITY AGREEMENT


                             COPYRIGHT REGISTRATIONS


Registration No.          Reg. Date                              Title





                             COPYRIGHT APPLICATIONS


Serial No.                Date Filed                             Title

                                  EXHIBIT E TO
                               SECURITY AGREEMENT

                            PLEDGED DEPOSIT AGREEMENT


       AGREEMENT dated as of ___________, 19__ among __________________________
(the "BANK"), ____________________________________, a _____________ corporation
(the "DEPOSITOR"), and [MED FUNDING, INC.,] as Collateral Agent (with its successors in such capacity, the "COLLATERAL AGENT") under the Security Agreement referenced below.


       WHEREAS, Medaphis Corporation, the Subsidiary Guarantors party thereto and [Med Funding, Inc.] are parties to a Note Purchase Agreement, dated as of December __, 1997, as the same may be hereafter amended, restated or supplemented (the "NOTE PURCHASE AGREEMENT");

       WHEREAS, the Depositor [, a Subsidiary Guarantor under the Note Purchase Agreement,] has established with the Bank a bank account number ________________ (the "ACCOUNT") into which it is contemplated that the Depositor from time to time may deposit payments or other remittances now or hereafter received by the Depositor on some or all of its accounts, contract rights, chattel paper, instruments, drafts, general intangibles or other collateral in which the Depositor has granted to the Collateral Agent a security interest pursuant to a Security Agreement dated as of December ___, 1997 (as amended, the "SECURITY AGREEMENT");

       WHEREAS, pursuant to the Security Agreement, the Depositor has granted to the Collateral Agent a security interest in the Account and all funds on deposit therein; and

       WHEREAS, the parties desire to enter into this Agreement in order to set forth their relative rights and duties with respect to the Account and all amounts on deposit therein from time to time.

       NOW, THEREFORE, the parties hereby agree as follows:

       1. The Depositor and the Bank hereby confirm to the Collateral Agent that the Account has been established by the Depositor with the Bank, and the Depositor hereby irrevocably authorizes, instructs and directs the Bank, from and after the Bank's receipt of written notice from the Collateral Agent that an "Event of Default" has occurred and is continuing under (and as such term is defined in) the Note Purchase Agreement (any such notice being hereinafter called a "DEFAULT NOTICE"), to honor only the instructions and directions of the Collateral Agent with respect to any distributions, transfers or withdrawals of funds from or the investment of funds in the Account. Prior to the Bank's receipt of any Default Notice, the Bank shall honor the Depositor's instructions and directions with respect to the distribution,

       2. The Bank hereby agrees that, except to the extent expressly provided in Section 4 below, it will not exercise or claim any right of offset against, security interest in or banker's lien on the Account or any funds on deposit therein, and the Bank hereby further waivers and releases any such right, interest or lien which it may have against any of the funds deposited in the Account from and after its receipt of any Default Notice, except to the extent expressly set forth in Section 4 below.

       3. The Depositor hereby acknowledges that it has granted to the Collateral Agent a present and continuing security interest in the Account and all funds on deposit therein from time to time to the Collateral Agent as collateral security for the Secured Obligations (as defined in the Security Agreement), and the Depositor hereby authorizes and directs the Bank to hold the Account and all funds on deposit therein from time to time as bailee for the Collateral Agent, and the Bank hereby agrees to act as such bailee for the Collateral Agent.

       4. From and after the Bank's receipt of any Default Notice, the Collateral Agent shall have the sole right to direct that any distributions, transfers or withdrawals be made from the Account, and the Depositor shall not have any right thereafter to transfer or withdraw any sums from the Account, whether by check, draft, wire transfer or otherwise. If any checks, drafts or other items deposited in the Account are returned unpaid or otherwise dishonored after the Bank's receipt of the Default Notice, the Bank shall have the right to charge any and all such returned or dishonored items against the Account, as well as charging the Account for the Bank's customary fees and charges for administering or otherwise handling the Account, or to demand reimbursement therefor from the Depositor directly. If the balance of collected funds in the Account is insufficient for such purpose at any time after the Bank's receipt of a Default Notice, the Bank will immediately notify the Depositor and the Collateral Agent of such fact and the Collateral Agent will reimburse the Bank for any loss it may suffer if such items cannot be collected but (A) only if the proceeds of such items have been previously transferred to the Collateral Agent pursuant to this Agreement and (B) only to the extent the Bank is not reimbursed therefor by the Depositor after demand by the Bank.

       5. This Agreement may be terminated by the Depositor but only with the express prior written consent of the Collateral Agent, and in that case the Collateral Agent and the Depositor shall jointly notify the Bank of such termination. This Agreement may be terminated by the Collateral Agent at any time upon its delivery of written notice thereof to each of the Depositor and the Bank. This Agreement may be terminated by the Bank at any time on not less than fifteen (15) day's prior written notice of such intention delivered by it to each of the Depositor and the Collateral Agent. The Bank's reimbursement and indemnity rights against the Depositor and the Collateral Agent under

Section 4 above and Section 7 below shall survive any termination of this Agreement. Upon any termination of this Agreement, all funds in the Account shall be forwarded by the Bank directly to the Depositor unless the Bank has received a Default Notice on or before such termination in which case such funds shall be forwarded by the Bank directly to the Collateral Agent.

       6. The Bank shall be entitled to rely conclusively upon any Default Notice it receives from the Collateral Agent and the Bank shall have no obligation to investigate or verify the genuineness or correctness of any such Default Notice. The Bank shall have no liability to Depositor for the Bank's honoring of any instructions or directions regarding the Account which the Bank receives from Collateral Agent from or after the Bank's receipt of a Default Notice and the Bank shall be fully discharged from liability with respect to any funds on deposit in the Account to the extent it honors such instructions and transfers same to or at the direction of the Collateral Agent.

       7. The Collateral Agent hereby agrees to indemnify the Bank and hold it harmless against any loss, damage or expense it may suffer (including attorney's fees, court costs and other litigation expenses) as a result of the Bank's entering into this Agreement, honoring any instructions or directions it receives from the Collateral Agent with respect to the Account after the Bank's receipt of any Default Notice or not honoring any instructions it receives from the Depositor with respect to the Account after the Bank's receipt of any Default Notice, except to the extent such loss, damage or expense is the result of the Bank's own gross negligence or wilful misconduct.

       8. All notices or other communications required or provided under this Agreement shall be in writing and shall be sent to each party at its respective address set forth beneath its signature below (or at such other address as such party may designate in writing to the other parties). Such notices or communications shall be effective on the date received if received prior to 12:00 Noon (Atlanta time) on any business day of the Bank (or, if after 12:00 Noon or if on a non-business day, such notice or communication shall be effective on the immediately succeeding business day of the Bank).

       9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, but neither the Depositor nor the Bank shall be entitled to assign or delegate any of its rights or duties hereunder without first obtaining the express prior written consent of the Collateral Agent.

       10. This Agreement shall be governed by the laws of the State of New York (without giving effect to its conflicts of law rules).

       11. This Agreement may be executed in any number of several counterparts.

       IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the day and year first above set forth.

                                    BANK:


                                    ----------------------------------------

                                    By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                    Address:



                                    DEPOSITOR



                                    By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                    Address:


                                    COLLATERAL AGENT:

                                    [MED FUNDING, INC.]


                                    By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                  EXHIBIT F TO
                               SECURITY AGREEMENT


                                [WACHOVIA] ADDENDUM
                   TO SECURITY AGREEMENT AND PLEDGE AGREEMENT

       ADDENDUM dated as of _______________ ____, 199__ to the Security Agreement dated as of December ___, 1997 (as amended from time to time, the "SECURITY AGREEMENT") among Medaphis Corporation (the "COMPANY"), the other Grantors thereunder and [Med Funding, Inc.,] as Collateral Agent (together with its successors in such capacity, the "COLLATERAL AGENT") and to the Pledge Agreement dated as of December ___, 1997 (as amended from time to time, the "PLEDGE AGREEMENT") among the Company, the other Grantors thereunder and the Collateral Agent. Capitalized terms used but not defined herein are used herein as defined in the Security Agreement.

       1. [Wachovia Bank, N.A.] (["WACHOVIA"]) and certain of its affiliates provide cash management services for the Company and its subsidiaries, and each Grantor has agreed to grant a continuing security interest in and to all of its right, title and interest in and to the Collateral under the Security Agreement and Pledge Agreement to secure its Cash Management Services Obligations, subject to the limitations contained in the Security Agreement and Pledge Agreement.

       2. [Wachovia] acknowledges and agrees that from and after the date when the Collateral Agent shall receive this Addendum, duly executed by [Wachovia],
(i) the Cash Management Obligations will become Secured Obligations under the Security Agreement and Pledge Agreement, subject to the limitations contained therein, and (ii) [Wachovia] shall become a Secured Party thereunder, and shall thereupon become entitled to the benefits, and be bound by the obligations, under the Agreement and Pledge Agreement as a Secured Party, including without limitation Section 10 of the Security Agreement.

       IN WITNESS WHEREOF, the undersigned has caused this Addendum to be duly executed by its duly authorized officer as of the date first above written.

                                    [WACHOVIA BANK, N.A.]


                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                    Address:


Accepted and Acknowledged:

[MED FUNDING, INC.]


By:
     ------------------------------------
     Name:
     Title: